UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

April 3, 2013

Pinnacle Foods Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35844	35-2215019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Jefferson Road

Parsippany, New Jersey 07054

(973) 541-6620

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-185565), as amended (the “Registration Statement”), on April 3, 2013, Pinnacle Foods Inc. (the “Company”) entered into the following agreements, effective as of April 3, 2013: (i) a Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-SMD L.P., Blackstone Participation Partnership V L.P., Blackstone Capital Partners (Cayman) V L.P., Blackstone Capital Partners (Cayman) V-A L.P., Blackstone Capital Partners (Cayman) V-AC L.P., Blackstone Family Investment Partnership (Cayman) V L.P., Blackstone Family Investment Partnership (Cayman) V-SMD L.P. and Blackstone Participation Partnership (Cayman) V L.P. (collectively, the “Blackstone Entities”) and certain management stockholders of the Company’s common stock, substantially in the form previously filed as Exhibit 10.10 to the Registration Statement; and (ii) a Stockholders Agreement (the “New Stockholders Agreement”) between the Company and the Blackstone Entities, substantially in the form previously filed as Exhibit 10.9 to the Registration Statement.

Copies of the Registration Rights Agreement and the New Stockholders Agreement are filed herewith as exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Affiliates of the Blackstone Entities have various relationships with the Company. For further information concerning the other material relationships between the Company, the Blackstone Entities and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated March 27, 2013, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Item 1.02	Termination of a Material Definitive Agreement.

Termination of the Securityholders Agreement

The Company was party to a Securityholders Agreement, dated as of May 28, 2008, by and among the Company, Peak Holdings LLC (“Holdings”) and certain employees of the Company (the “Employees”) (the “Securityholders Agreement”), which restricted transfers of the Company’s common stock and provided the parties thereto with customary tag and drag rights with respect to certain sales of the Company’s common stock.

On April 3, 2013 and in connection with the Offering, the Company entered into a Termination Agreement (the “Securityholders Agreement Termination Agreement”), by and among the Company, Holdings and the Employees pursuant to which the Securityholders Agreement was terminated.

A copy of the Securityholders Agreement Termination Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Termination of the Amended and Restated Transaction and Advisory Fee Agreement

The Company was a party to an Amended and Restated Transaction and Advisory Fee Agreement (the “Advisory Agreement”), dated as of December 23, 2009, by and between the Company and Blackstone Management Partners V L.L.C. (“BMP”).

On April 3, 2013 and in connection with the Offering, the Company entered into a Termination Agreement (the “Advisory Agreement Termination Agreement”), by and between the Company and BMP,

pursuant to which the Advisory Agreement was terminated in accordance with its terms. In connection with such termination, the Company has paid a termination fee equal to approximately $15.1 million with available cash on hand.

A copy of the Advisory Agreement Termination Agreement is attached as Exhibit 10.2 and incorporated herein by reference.

Affiliates of BMP are controlling stockholders of the Company and an affiliate of BMP acted as underwriter in connection with the Offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2013 Omnibus Incentive Plan

Effective upon the closing of the Offering, the Company’s Board of Directors and its stockholders adopted the 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock option, restricted stock and other stock-based or performance-based awards to key employees, directors or other persons having a service relationship with the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Management — Compensation Arrangements to be Adopted in Connection with This Offering — 2013 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is attached as Exhibit 10.3 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective upon the closing of the Offering. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of preferred stock.

The Company’s bylaws were also amended and restated as of April 3, 2013, as contemplated in the Registration Statement (the “Bylaws”).

The foregoing description of the Charter and Bylaws is only a summary. For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01	Other Events.

On April 3, 2013, the Company completed its Offering of 33,350,000 shares (including 4,350,000 shares of common stock pursuant to the underwriters’ option to purchase additional shares) of common stock for cash consideration of $20 per share ($18.80 per share net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and UBS Securities LLC. In the Offering, the Company sold 33,350,000 shares for approximately $627.0 million in net proceeds.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

Date: April 3, 2013	By:	/s/ Craig Steeneck
	Name:	Craig Steeneck
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of Pinnacle Foods Inc.

3.2	Amended and Restated Bylaws of Pinnacle Foods Inc.

4.1	Registration Rights Agreement, dated as of April 3, 2013 among Pinnacle Foods Inc. and the other parties named thereto.

4.2	Stockholders Agreement, dated as of April 3, 2013, among Pinnacle Foods Inc. and the other parties named thereto.

10.1	Termination Agreement, dated as of April 3, 2013, among Pinnacle Foods Inc., Peak Holdings LLC and certain Employees party thereto.

10.2	Termination Agreement, dated as of April 3, 2013, by and between Pinnacle Foods Inc. and Blackstone Management Partners V L.L.C.

10.3	2013 Omnibus Incentive Plan.